UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

September 1, 2017

Date of Report (Date of Earliest Event Reported)

UNI-PIXEL, INC.

(Exact Name of Small Business Issuer as Specified in Its Charter)

DELAWARE	001-34998	75-2926437
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4699 Old Ironsides Drive, Suite 300 Santa Clara, California 95054
(Address of Principal Executive Offices)

(281) 825-4500
(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 1, 2017, Uni-Pixel, Inc., a Delaware corporation (the “Company”), received written notice from the Listing Qualifications Department (the “Listing Qualifications Department”) of The Nasdaq Stock Market LLC (“Nasdaq”) that the Company’s common stock, par value $0.001 per share (“Common Stock”), will be delisted from Nasdaq. Trading of our Common Stock will be suspended at the opening of business on September 12, 2017, and a Form 25-NSE will be filed by Nasdaq with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on Nasdaq.

The determination was made in accordance with Nasdaq Listing Rules 5101, 5110(b), and IM-5101-1, and it was based on the following factors:

●	The filing by the Company of our Current Report on Form 8-K, filed with the SEC on August 31, 2017, in which we disclosed that we had filed for protection under Chapter 11 of the United States Bankruptcy Code, and the associated public interest concerns;

●	Concerns regarding the residual equity interest of the existing listed securities holders;

●	Concerns about the Company’s ability to sustain compliance with all requirements for continued listing on Nasdaq, including those raised in connection with the notification that we received on August 21, 2017, that we had not complied with Nasdaq Rule 5550(b) as of August 18, 2017, as previously disclosed in our Current Report on Form 8-K, filed with the SEC on August 25, 2017, the terms of which are incorporated herein by reference in response to this Item 3.01.

As of the filing of this Current Report on Form 8-K with the SEC, we have no plans to appeal the Listing Qualifications Department’s determination and as a result, we expect that our Common Stock will be delisted as stated by Nasdaq in the notification. Our Common Stock may be eligible to be quoted on the OTC Markets Group’s OTC Pink platform (the “OTC Pink”). The OTC Pink securities market consists of security firms who act as market makers in the stocks, usually, of very small companies. The OTC Pink is a significantly more limited market than Nasdaq, and the quotation of our Common Stock on the OTC Pink may result in a less liquid market available for existing and potential stockholders to trade our Common Stock and could further depress the trading price of our Common Stock. For a security to be quoted on the OTC Pink, a market maker must sponsor the security and comply with SEC Rule 15c2-11 before it can initiate a quote of the security. Once the Company’s Common Stock is delisted from Nasdaq, there can be no assurance that a market maker will apply to quote the Company’s Common Stock or that the Company’s Common Stock will become eligible for the OTC Pink. If our Common Stock does become eligible to be quoted on the OTC Pink, we will provide notice of such eligibility.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements regarding the Company, including, but not limited to, the statement regarding eligibility of our Common Stock to be quoted on the OTC Pink. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, including those risks detailed under the caption “Risk Factors” and elsewhere in the Company’s SEC filings and reports. The Company cautions investors not to place considerable reliance on the forward-looking statements contained in this Current Report on Form 8-K. The Company undertakes no duty or obligation to update any forward-looking statements contained in this Form 8-K as a result of new information, future events or changes in its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2017	By:	/s/ Christine Russell
Christine Russell, Principal Financial and Accounting Officer